UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

July 30, 2026

Date of Report (Date of earliest event reported)

McKinley Acquisition Corporation

(Exact Name of Registrant as Specified in its Charter)

Cayman Islands	001-42799	98-1852078
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

75 Second Ave., Suite 605 Needham, MA	02494
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: 617-671-5148

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☒	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Class A ordinary shares, par value $0.0001 per share	MKLY	The Nasdaq Stock Market LLC
Rights, one right to receive one-tenth (1/10th) of one Class A ordinary share	MKLYR	The Nasdaq Stock Market LLC
Units, each consisting of one Class A ordinary share and one right to receive one-tenth (1/10th) of one Class A ordinary share	MKLYU	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01. Entry into a Material Definitive Agreement.

Business Combination Agreement

On July 30, 2026, McKinley Acquisition Corporation, a Cayman Islands exempted company (“McKinley”), McKinley Acquisition Merger Sub Inc., a Delaware corporation and a wholly-owned subsidiary of McKinley (“Merger Sub”), and Space-Eyes, Inc., a Delaware corporation (“Space-Eyes,” and together with McKinley and Merger Sub, the “Parties”, and each, a “Party”) entered into a business combination agreement (as it may be amended and/or restated from time to time, the “Business Combination Agreement”). Capitalized terms used in this Current Report on Form 8-K but not otherwise defined herein have the meanings ascribed to them in the Business Combination Agreement.

General; Structure of the Business Combination

The Business Combination Agreement provides that McKinley will, subject to obtaining the required shareholder approvals and at least one day prior to the Closing Date, deregister as a Cayman Islands exempted company and transfer by way of continuation to and domesticate as a corporation incorporated under the laws of the State of Delaware. At the Effective Time, Merger Sub will merge with and into Space-Eyes with Space-Eyes continuing as the surviving corporation and a wholly-owned subsidiary of McKinley. In connection with the Closing, McKinley will change its name to “Space-Eyes, Inc.”

Conversion of Space-Eyes Securities

At the Effective Time: (i) each share of Space-Eyes common stock issued and outstanding prior to the Effective Time will be canceled and converted into the right to receive a number of shares of Domesticated SPAC Common Stock equal to the Exchange Ratio and (ii) all shares of Space-Eyes common stock held in treasury will be canceled.

At the Closing, each Company Bridge Amended and Restated Note held by the holders thereof and outstanding immediately prior to the Closing shall be converted into the right to receive Domesticated SPAC Common Stock at a conversion price per share equal to $5.50 per share, in accordance with the terms of the applicable Company Bridge Amended and Restated Note and the Company Bridge Securities Purchase Agreements.

Consideration to be Received in the Business Combination

Pursuant to the Business Combination Agreement, subject to the satisfaction or waiver of certain closing conditions set forth therein, at the Closing, McKinley will acquire all of the outstanding equity interests of Space-Eyes, and stockholders of Space-Eyes will receive newly-issued shares of Domesticated SPAC Common Stock, calculated by dividing $275,000,000 by $10.00(“Aggregate Transaction Consideration”).

In addition to the Aggregate Transaction Consideration, certain Space-Eyes stockholders may be entitled to receive up to 8,000,000 Earn-Out Shares, as additional consideration upon satisfaction of certain milestones, during the Earn-Out Period.

Representations, Warranties, and Covenants

The Business Combination Agreement contains customary representations and warranties by each of Space-Eyes, McKinley, and Merger Sub, as well as covenants regarding the conduct of their respective businesses prior to the closing of the transaction, efforts to obtain required approvals, and other matters. The representations and warranties in the Business Combination Agreement will not survive the closing of the transaction.

Closing Conditions

The closing of the Merger is subject to customary closing conditions, including, among others, approval of the transaction by the stockholders of Space-Eyes and the shareholders of McKinley, effectiveness of a registration statement on Form S-4 to be filed by McKinley with the SEC in connection with the transaction, expiration or termination of any applicable waiting periods under the Hart-Scott-Rodino Antitrust Improvements Act, accuracy of representations and warranties, the Domesticated McKinley Common Stock comprising the Aggregate Transaction Consideration to be issued pursuant to the Business Combination Agreement shall have been approved for listing on The Nasdaq Stock Market LLC, subject only to official notice of issuance thereof, the absence of any law or order prohibiting the consummation of the transaction, and other conditions as set forth in the Business Combination Agreement.

Termination Provisions

The Business Combination Agreement may be terminated and the transactions contemplated thereby abandoned at any time prior to the Closing under certain specified circumstances. Either Space-Eyes or McKinley may terminate the agreement by written notice if the closing has not occurred on or before April 30, 2027 (the “Outside Date”), provided that the right to terminate on this basis is not available to any Party that either directly or indirectly through its affiliates is in breach or violation of any representation, warranty, covenant, agreement or obligation contained in the Business Combination Agreement and such breach or violation is the principal cause of the failure to close on or prior to the Outside Date.

Termination is also permitted by mutual written consent of the Parties, or by either Party if a governmental authority enacts a law or order that has the effect of making consummation of the Merger illegal or otherwise preventing or prohibiting consummation of the Merger.

Additional termination rights include the ability for either Party to terminate if the required stockholder approval from Space-Eyes or shareholder approval of McKinley are not obtained. The Business Combination Agreement may also be terminated by one Party if the other Party has committed a material breach of its representations, warranties, or covenants that would prevent the satisfaction of closing conditions, subject to a cure period of up to thirty (30) days after notice of such breach. Upon termination, the agreement becomes void and the Merger shall be abandoned, except for certain provisions that expressly survive, and subject to liability for any willful and material breach occurring prior to termination. Each Party is responsible for its own fees and expenses incurred in connection with the agreement and the contemplated transactions, except as otherwise provided.

The foregoing description of the Business Combination Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Business Combination Agreement, a copy of which is attached as Exhibit 2.1 to this Current Report on Form 8-K and incorporated herein by reference.

Certain Related Agreements

Stockholder Support Agreement

Contemporaneously with the execution of, and as a condition and an inducement to McKinley and Space-Eyes entering into the Business Combination Agreement, certain Space-Eyes stockholders are entering into and delivering a stockholder support agreement (the “Stockholder Support Agreement”), pursuant to which each such Space-Eyes stockholder has agreed, among other things, upon the terms and subject to the conditions set forth in the Stockholder Support Agreement, to vote all of its shares of Space-Eyes common stock (including by delivery of the Written Consent) in favor of the Business Combination Agreement, the Merger and the Transactions.

The foregoing description of the Stockholder Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Stockholder Support Agreement, a copy of which is filed as Exhibit 10.1 hereto and incorporated by reference herein.

Sponsor Support Agreement

Contemporaneously with the execution of, and as a condition and an inducement to McKinley and Space-Eyes entering into the Business Combination Agreement, the Sponsor, Space-Eyes and McKinley are entering into a sponsor support agreement, dated as of the date hereof (the “Sponsor Support Agreement”), pursuant to which the Sponsor has agreed, among other things, upon the terms and subject to the conditions set forth in the Sponsor Support Agreement, to (a) vote all of its McKinley Class B Ordinary Shares in favor of the Transactions and the McKinley Proposals, and (b) abstain from exercising any Redemption Rights in connection with the Transactions.

The foregoing description of the Sponsor Support Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Sponsor Support Agreement, a copy of which is filed as Exhibit 10.2 hereto and incorporated by reference herein.

Registration Rights and Lock-Up Agreement

The Business Combination Agreement contemplates that, in connection with the Closing, McKinley, certain stockholders of Space-Eyes and certain shareholders of McKinley shall enter into an amended and restated registration rights agreement of McKinley (the “Registration Rights and Lock-Up Agreement”), pursuant to which McKinley will grant to the holders party thereto certain registration rights with respect to the Registrable Securities (as defined therein) and the holders will agree not to transfer any Founder Shares (as defined therein) until one year from the consummation of the Business Combination, subject to certain exceptions.

The foregoing description of the form of Registration Rights and Lock-Up Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the form of Registration Rights and Lock-Up Agreement, a copy of which is filed as Exhibit 10.3 hereto and incorporated by reference herein.

The PIPE Investment

In addition, on July 30, 2026, Space-Eyes, McKinley, and funds managed, advised, or sub-advised by JBA Asset Management LLC, entered into a Securities Purchase Agreement (the “SPA”), providing for an aggregate principal amount of up to approximately $83,660,130, with aggregate net proceeds to the Company of up to $75,000,000.

The SPA provides for the issuance and sale of senior secured convertible notes (the “Notes”) in an aggregate principal amount of $5,882,352.94 at an initial closing, subject to certain conditions, that will take place upon the filing of a registration statement on Form S-4 in connection with the Merger. The proceeds of the initial closing will be funded into a control account, to be released in certain circumstances. The SPA also provides for the issuance of additional Notes in an aggregate principal amount of $77,777,777.78, together with warrants to purchase shares of common stock (the “Warrants”) at a subsequent closing, subject to certain conditions, that will occur concurrently with the Closing of the Merger. At the subsequent closing, Space-Eyes is obligated to issue to the buyers a number of shares of common stock equal to 9.9% of McKinley’s outstanding common stock immediately following the Merger. The buyers may apply such shares to satisfy share issuance obligations under the Notes. Any such shares which are not used to satisfy share issuance obligations under the Notes will be returned upon the maturity date of the Notes. The Notes bear interest at 10% per annum and mature in 2031. The exercise price of the Warrants is $12.00 per share, subject to adjustment.

The Notes contain affirmative and negative covenants, including, among others, restrictions on additional indebtedness, liens, investments, distributions, asset transfers and transactions with affiliates, as well as minimum liquidity requirements.

The conversion price of the Notes is equal to (A) one thousand dollars ($1,000) divided by (B) the conversion rate. The conversion rate is equal to $1,000 divided by the lower of (i) twelve dollars ($12.00) and (ii) one hundred twenty percent (120%) of the last reported sale price of the common stock on the closing of the Merger, subject to adjustment.

The securities issued under the SPA will be secured by a first priority security interest in substantially all tangible and intangible assets of Space-Eyes and its subsidiaries, together with control agreements over a controlled cash account. Concurrently with the consummation of the Merger, McKinley and the buyers will execute security agreements granting an equivalent first priority security interest in substantially all of McKinley’s and its subsidiaries’ assets. The initial closing of the SPA is conditioned on the execution of an intercreditor and subordination agreement among the Collateral Agent (as defined in the SPA), the agent for the holders of certain existing secured notes of Space-Eyes, and Space-Eyes, pursuant to which the existing secured indebtedness of Space-Eyes will be subordinated to the Notes.

In addition, concurrently with the consummation of the Merger, the Notes and the Warrants issued by Space-Eyes will automatically be exchanged for corresponding notes and warrants issued by McKinley, on materially identical terms, and the Space-Eyes securities will be cancelled.

The foregoing description of the PIPE investment does not purport to be complete and is qualified in its entirety by the terms and conditions of the SPA, the form of Note and the form of Warrant, copies of which are filed as Exhibits 10.4, 10.5 and 10.6 hereto and incorporated by reference herein.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet.

The information disclosed in Item 1.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.02. Unregistered Sales of Equity Securities.

The information disclosed in Item 1.01 of this Current Report on Form 8-K regarding the SPA, the issuance of the Notes, the Warrants and the underlying shares of common stock is incorporated herein by reference. The Notes, the Warrants and the underlying shares of common stock have not been registered under the Securities Act of 1933, as amended (the “Securities Act”), and may not be offered or sold in the United States absent registration or an applicable exemption from registration requirements. McKinley is relying on the private placement exemption from registration provided by Section 4(a)(2) of the Securities Act and by Rule 506 of Regulation D, and similar exemptions under applicable state laws.

Item 7.01. Regulation FD Disclosure.

On July 31, 2026, McKinley and Space-Eyes jointly issued a press release announcing the execution of the Business Combination Agreement. The press release is attached hereto as Exhibit 99.1.

The information in this Item 7.01, including Exhibit 99.1, is furnished and shall not be deemed “filed” for purposes of Section 18 of the Exchange Act, or otherwise subject to liabilities under that section, and shall not be deemed to be incorporated by reference into the filings of McKinley under the Securities Act or the Exchange Act, regardless of any general incorporation language in such filings. This Current Report on Form 8-K will not be deemed an admission as to the materiality of any information of the information contained in this Item 7.01, including Exhibit 99.1.

Important Information About the Merger and Where to Find It

The Merger will be submitted to shareholders of McKinley for their consideration. McKinley intends to file a registration statement with the SEC which will include a preliminary proxy statement/prospectus (a “Proxy Statement/Prospectus”). A definitive Proxy Statement/Prospectus will be mailed to McKinley shareholders as of a record date to be established for voting on the Merger. McKinley may also file other relevant documents regarding the Merger with the SEC. McKinley’s shareholders and other interested persons are advised to read, once available, the preliminary Proxy Statement/Prospectus and any amendments thereto and, once available, the definitive Proxy Statement/Prospectus, in connection with McKinley’s solicitation of proxies for its special meeting of shareholders to be held to approve, among other things, the Merger, because these documents will contain important information about McKinley, Space-Eyes and the Merger. Shareholders may also obtain a copy of the preliminary or definitive proxy statement, once available, as well as other documents filed with the SEC regarding the Merger and other documents filed with the SEC by McKinley, without charge, at the SEC’s website located at www.sec.gov or by directing a request to: McKinley’s Chief Executive Officer at 75 Second Ave., Suite 605, Needham, MA 02494.

Participants in the Solicitation

McKinley and Space-Eyes and certain of their respective directors, executive officers and other members of management and employees may be considered participants in the solicitation of proxies with respect to the Merger under the rules of the SEC. Information about the directors and executive officers of McKinley and Space-Eyes and a description of their interests in McKinley, Space-Eyes and the Merger are set forth in McKinley’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and/or will be contained in the registration statement and the Proxy Statement/Prospectus when available, which documents can be obtained free of charge from the sources indicated above.

Forward-Looking Statements

This Current Report on Form 8-K contains statements that are not historical facts but are “forward-looking statements” for purposes of the safe harbor provisions under the United States Private Securities Litigation Reform Act of 1995. These forward-looking statements include, but are not limited to statements regarding the anticipated benefits of the Merger, the anticipated timing of the Merger, the implied enterprise value, future financial condition and performance of Space-Eyes and the combined company after the Closing and expected financial impacts of the Merger, the satisfaction of closing conditions to the Merger, the level of redemptions of McKinley’s public shareholders and the products and markets and expected future performance and market opportunities of Space-Eyes. Forward-looking statements generally are accompanied by words such as “believe,” “may,” “will,” “estimate,” “continue,” “anticipate,” “intend,” “expect,” “should,” “would,” “plan,” “project,” “forecast,” “predict,” “potential,” “seem,” “seek,” “future,” “outlook,” and similar expressions that predict or indicate future events or trends or that are not statements of historical matters, but the absence of these words does not mean that a statement is not forward looking. These statements are based on various assumptions, whether or not identified in this Current Report on Form 8-K, and on the current expectations of McKinley’s and Space-Eyes’ management and are not predictions of actual performance. These forward-looking statements are provided for illustrative purposes only and are not intended to serve as, and must not be relied on by any investor as, a guarantee, an assurance, a prediction or a definitive statement of fact or probability. Actual events and circumstances are difficult or impossible to predict and will differ from assumptions. Many actual events and circumstances are beyond the control of McKinley and Space-Eyes. These forward-looking statements are subject to a number of risks and uncertainties, including but not limited to: (i) the risk that the transaction may not be completed in a timely manner or at all, which may adversely affect the price of McKinley’s securities, (ii) the risk that the transaction may not be completed by McKinley’s business combination deadline and the potential failure to obtain an extension of the business combination deadline if sought by McKinley, (iii) the failure to satisfy the conditions to the consummation of the transaction, including the adoption of the Business Combination Agreement by the shareholders of McKinley and Space-Eyes, (iv) the occurrence of any event, change or other circumstance that could give rise to the termination of the Business Combination Agreement, (v) the effect of the announcement or pendency of the transaction on Space-Eyes’ business relationships, performance, and business generally, (vi) risks that the proposed transaction disrupts current plans of Space-Eyes and potential difficulties in Space-Eyes employee retention as a result of the proposed transaction, (vii) the outcome of any legal proceedings that may be instituted against Space-Eyes or against McKinley related to the Business Combination Agreement or the proposed transaction, (viii) the ability to maintain the listing of McKinley’s securities on Nasdaq, (ix) the price of McKinley’s securities may be volatile due to a variety of factors, including changes in the competitive and highly regulated industries in which Space-Eyes plans to operate, variations in performance across competitors, changes in laws and regulations affecting Space-Eyes’ business and changes in the combined capital structure, and (x) the ability to implement business plans, forecasts, and other expectations after the completion of the proposed transaction, and identify and realize additional opportunities. You should carefully consider the foregoing factors and the other risks and uncertainties as set forth in the section entitled “Risk Factors” and “Cautionary Note Regarding Forward-Looking Statements” in McKinley’s Annual Report on Form 10-K for the year ended December 31, 2025, which was filed with the SEC on February 27, 2026, and/or will be contained in the Registration Statement and the Proxy Statement/Prospectus when available, and in those other documents that McKinley has filed, or will file, with the SEC. The risks and uncertainties above are not exhaustive, and there may be additional risks that neither McKinley nor Space-Eyes presently know or that McKinley and Space-Eyes currently believe are immaterial that could also cause actual results to differ from those contained in the forward-looking statements. In addition, forward-looking statements reflect McKinley’s and Space-Eyes’ expectations, plans or forecasts of future events and views as of the date of this Current Report on Form 8-K. McKinley and Space-Eyes anticipate that subsequent events and developments will cause McKinley’s and Space-Eyes’ assessments to change. However, while McKinley and Space-Eyes may elect to update these forward-looking statements at some point in the future, McKinley and Space-Eyes specifically disclaim any obligation to do so. These forward-looking statements should not be relied upon as representing McKinley’s and Space-Eyes’ assessments as of any date subsequent to the date of this Current Report on Form 8-K. Accordingly, undue reliance should not be placed upon the forward-looking statements.

No Offer or Solicitation

This Current Report on Form 8-K shall not constitute an offer to sell, or a solicitation of an offer to buy, or a recommendation to purchase, any securities in any jurisdiction, or the solicitation of any vote, consent or approval in any jurisdiction in connection with the Merger, nor shall there be any sale, issuance or transfer of any securities in any jurisdiction where, or to any person to whom, such offer, solicitation or sale may be unlawful under the laws of such jurisdiction. This Current Report on Form 8-K does not constitute either advice or a recommendation regarding any securities. No offering of securities shall be made except by means of a prospectus meeting the requirements of the Securities Act, or an exemption therefrom.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1†	Business Combination Agreement, dated as of July 30, 2026, by and among McKinley Acquisition Corporation, McKinley Acquisition Merger Sub Inc. and Space-Eyes, Inc.

10.1	Stockholder Support Agreement by and among McKinley Acquisition Corporation and the other parties thereto

10.2	Sponsor Support Agreement by and among McKinley Partners LLC, McKinley Acquisition Corporation and the other parties thereto

10.3	Form of Registration Rights and Lock-Up Agreement

10.4†	Securities Purchase Agreement, dated as of July 30, 2026, among Space-Eyes, Inc., McKinley Acquisition Corporation and the buyers party thereto

10.5	Form of Senior Secured Convertible Note

10.6	Form of Warrant

99.1	Joint Press Release, dated July 31, 2026

104	Cover Page Interactive Data File (embedded with the Inline XBRL document)

†	Certain of the schedules to this Exhibit have been omitted in accordance with Regulation S-K Item 601(a)(5). The Registrant agrees to furnish a copy of all omitted exhibits and schedules to the SEC upon its request.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: August 5, 2026

MCKINLEY ACQUISITION CORPORATION

By:	/s/ Peter Wright
Name:	Peter Wright
Title:	Chief Executive Officer